Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Dennis Anderson
-------------------
Dennis Anderson - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Stephen Bronfman
--------------------
Stephen Bronfman - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Robert Fetherstonaugh
-------------------------
Robert Fetherstonaugh - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Larry (Andy) Anderson
-------------------------
Larry (Andy) Anderson - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Katrina Houde
-----------------
Katrina Houde - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Cyril A. Ing
----------------
Cyril A. Ing - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Jeremy N. Kendall
---------------------
Jeremy N. Kendall
Chairman, Chief Executive Officer, Director (Principal Executive Officer)

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Camillo Lisio
-----------------
Camillo Lisio - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ James K. Rifenbergh
-----------------------
James K. Rifenbergh - Director and Authorized Representative in the United
States

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Joesph Riz
--------------
Joesph Riz - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Allan Routh
---------------
Allan Routh - Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby constitutes and appoints Steven Bromley, Jeremy N. Kendall and Robert T. Lincoln, and each of them acting individually, his true and lawful attorney with power to act without the others and with full power of substitution to execute, deliver and file on his behalf and in his name and in the capacity set forth below, a Registration Statement on Form S-3 and any amendment thereto, with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 9th day of April, 2003.


/s/ Steven R. Bromley
---------------------
Steven R. Bromley
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)